Exhibit 99.1 - Supplemental Financial Information – Fourth fiscal quarter ended September 30, 2018.

201 N. Harrison St.
Davenport, IA 52801
www.lee.net

Quarter Ended (unaudited)
	September 30, 2018			September 24,2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	73,695	51,702	21,993	79,544	56,242	23,302
Subscription	52,703	36,904	15,799	50,616	35,870	14,746
Other	13,348	11,792	1,556	10,052	8,308	1,744
Total operating revenue	139,746	100,398	39,348	140,212	100,420	39,792
Operating expenses:
Compensation	48,906	37,334	11,572	50,645	38,705	11,940
Newsprint and ink	7,028	4,836	2,192	5,688	3,859	1,829
Other operating expenses	50,824	30,148	20,676	49,647	30,097	19,550
Depreciation and amortization	7,794	5,082	2,712	10,288	7,450	2,838
Assets loss (gain) on sales, impairments, and other	7,626	695	6,931	2,628	881	1,747
Restructuring costs and other	1,400	1,021	379	1,150	1,006	144
Total operating expenses	123,578	79,116	44,462	120,046	81,998	38,048
Equity in earnings of associated companies	3,679	2,605	1,074	1,575	708	867
Operating income	19,847	23,887	(4,040)	21,741	19,130	2,611
Non-operating income (expense), net	(14,848)	(17,558)	2,710	(15,882)	(17,415)	1,533
Income tax expense (benefit)	561	1,044	(483)	2,358	853	1,505
Net income	4,438	5,285	(847)	3,501	862	2,639

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	4,438	5,285	(847)	3,501	862	2,639
Adjusted to exclude
Non-operating expenses (income), net	14,848	17,558	(2,710)	15,882	17,415	(1,533)
Income tax expense (benefit)	561	1,044	(483)	2,358	853	1,505
Equity in earnings of TNI and MNI	(3,679)	(2,605)	(1,074)	(1,575)	(708)	(867)
Depreciation and amortization	7,794	5,082	2,712	10,288	7,450	2,838
Assets loss (gain) on sales, impairments, and other	7,626	695	6,931	2,628	881	1,747
Restructuring costs and other	1,400	1,021	379	1,150	1,006	144
Stock compensation	417	417	—	524	524	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	2,449	1,270	1,179	1,985	1,013	972
Adjusted EBITDA	35,854	29,767	6,087	36,741	29,296	7,445

Supplemental cash flow information
Distributions from MNI and TNI	2,339	900	1,439	1,762	750	1,012
Capital expenditures	(1,744)	(1,529)	(215)	(850)	(802)	(48)
Pension contributions	(4,210)	—	(4,210)	(106)	(106)	—
Cash income tax payments	(35)	(30)	(5)	(134)	(164)	30
Interest income	154	(2,556)	2,710	111	(1,422)	1,533
Interest to be settled in cash	(13,004)	(10,046)	(2,958)	(13,654)	(9,969)	(3,685)
Debt financing and administrative costs	(4)	(4)	—	(2)	(2)	—

Year Ended (unaudited)
	September 30, 2018			September 24,2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	303,446	212,265	91,181	331,360	231,342	100,018
Subscription	195,108	135,309	59,799	191,922	133,993	57,929
Other	45,401	38,543	6,858	43,661	36,136	7,525
Total operating revenue	543,955	386,117	157,838	566,943	401,471	165,472
Operating expenses:
Compensation	196,334	149,924	46,410	209,692	160,598	49,094
Newsprint and ink	24,949	17,591	7,358	24,904	17,274	7,630
Other operating expenses	199,653	119,673	79,980	199,754	118,792	80,962
Depreciation and amortization	31,766	20,676	11,090	41,282	29,643	11,639
Assets loss (gain) on sales, impairments, and other	6,429	(475)	6,904	(1,150)	(2,838)	1,688
Restructuring costs and other	5,550	4,587	963	7,523	6,293	1,230
Total operating expenses	464,681	311,976	152,705	482,005	329,762	152,243
Equity in earnings of associated companies	9,249	4,629	4,620	7,609	2,954	4,655
Operating income	88,523	78,770	9,753	92,547	74,663	17,884
Non-operating income (expense), net	(57,703)	(67,071)	9,368	(52,331)	(57,049)	4,718
Income tax expense (benefit)	(16,228)	(23,173)	6,945	11,611	3,402	8,209
Net income	47,048	34,872	12,176	28,605	14,212	14,393

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	47,048	34,872	12,176	28,605	14,212	14,393
Adjusted to exclude
Non-operating expenses (income), net	57,703	67,071	(9,368)	52,331	57,049	(4,718)
Income tax expense (benefit)	(16,228)	(23,173)	6,945	11,611	3,402	8,209
Equity in earnings of TNI and MNI	(9,249)	(4,629)	(4,620)	(7,609)	(2,954)	(4,655)
Depreciation and amortization	31,766	20,676	11,090	41,282	29,643	11,639
Assets loss (gain) on sales, impairments, and other	6,429	(475)	6,904	(1,150)	(2,838)	1,688
Restructuring costs and other	5,550	4,587	963	7,523	6,293	1,230
Stock compensation	1,857	1,857	—	2,088	2,088	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	9,883	4,845	5,038	9,927	4,854	5,073
Adjusted EBITDA	134,759	105,631	29,128	144,608	111,749	32,859

Supplemental cash flow information:
Distributions from MNI and TNI	9,214	3,400	5,814	8,144	3,500	4,644
Capital expenditures	(6,025)	(4,660)	(1,365)	(4,078)	(3,711)	(367)
Pension contributions	(4,990)	(40)	(4,950)	(106)	(106)	—
Cash income tax payments	(464)	(396)	(68)	(1,214)	(1,215)	1
Interest income	489	(8,879)	9,368	372	(4,346)	4,718
Interest to be settled in cash	(52,842)	(39,988)	(12,854)	(57,573)	(42,268)	(15,305)
Debt financing and administrative costs	(437)	(437)	—	(373)	(373)	—